Contingent Assets and Liabilities	12 Months Ended
Jun. 30, 2026
Contingent Assets and Liabilities [Abstract]
Contingent Assets and Liabilities
25.	Contingent Assets and Liabilities

From time to time, the Group may receive claims from customers and suppliers in the ordinary course of business. The Group assesses any claims received from customers or suppliers and deals with them as required. The Group only recognises amounts as liabilities when they are probable, or discloses amounts as contingencies when they are less than probable but not remote, and only where a reliable estimate can be made.

The Group is not aware of any material contingent assets or contingent liabilities as at 30 June 2026 (2025: Nil).